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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549



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                                FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



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    Date Of Report (Date of earliest event reported): March 16, 1999


                       TRANS WORLD AIRLINES, INC.
         (Exact name of Registrant as Specified in its Charter)



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             DELAWARE                  1-7815          43-1145889
  (State or other jurisdiction of   (Commission     (I.R.S. Employer
   incorporation or organization)   File Number)   Identification No.)


                            ONE CITY CENTRE
                          515 N. SIXTH STREET
                       ST. LOUIS, MISSOURI 63101
                             (314) 589-3000

(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)



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ITEM 5. OTHER EVENTS


    Trans World Airlines, Inc. (the "registrant") hereby files a copy of its March 16, 1999 press release with respect to the election of a new chief executive officer. Such press release is attached as Exhibit
99.1 and forms a part of this current report.



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                         SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TRANS WORLD AIRLINES, INC.



Date:   March 22, 1999           By: /s/ Kathleen A. Soled
                                    ---------------------------

                                 Title:  Senior Vice President
                                         and General Counsel




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EXHIBITS
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99.1       Press Release regarding election of a new Chief Executive Officer.




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